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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) December 6, 1999

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                                KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

          1-327                                          38-0729500
(Commission File Number)                    (I.R.S. Employer Identification No.)

3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                         48084
(Address of Principal Executive Offices)                       (Zip Code)

                                 (248) 643-1000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

1 On December 6, 1999, Kmart Corporation entered into a $1.1 Billion Three-Year Revolving Credit Agreement and a $600 Million 364-Day Revolving Credit Agreement; attached hereto as Exhibits 99.1 and 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               KMART CORPORATION
                                               (Registrant)



                                               By:      /s/ Nancie W. LaDuke
                                               --------------------------------
                                                        Nancie W. LaDuke
                                                        Vice President and
                                                        Secretary



Date:    December 15, 1999




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                                  Exhibit Index


         Exhibit Number                              Description
     ------------------------                 --------------------------------
           99.1                               $1.1 Billion Three-Year
                                              Revolving Credit Agreement

           99.2                               $600 Million 364-Day Revolving
                                              Credit Agreement